September 25, 2006 Acquisition of Calumet Oil Company Exhibit 99.1

1 1
Forward-looking statements
Forward-looking statements
The statements, data and information contained within this presentation include “forward-looking statements”
within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.
Forward-looking statements give our current expectations or forecasts of future events. They include our expected acquisition of Calumet Oil Company (including affiliated entities) and related financings, unaudited estimates of oil and gas reserves, expected oil and gas production, planned capital expenditures for drilling, and statements concerning anticipated cash flow and liquidity, business strategy and other plans and objectives for future operations.
Factors that could cause actual results to differ materially from expected results are described under “Risk
Factors” in our Registration Statement Form S-4 filed with the Securities and Exchange Commission on August 11, 2006. They
include the volatility of oil and gas prices; declines in the values of our oil and gas properties resulting in ceiling test write-
downs; uncertainties inherent in estimating quantities of oil and gas reserves and projecting future rates of production and the timing of development expenditures; adverse effects our level of indebtedness could have on our operations and future growth; our ability to compete effectively against strong independent oil and gas companies and majors; the availability of capital on an economic basis to fund reserve replacement costs; our ability to replace reserves and sustain production;
unsuccessful exploration and development drilling; drilling and operating risks; uncertainties in evaluating oil and gas reserves of acquired properties and associated potential liabilities; lower prices realized on oil and gas sales and collateral required to secure hedging liabilities resulting from our commodity price risk management activities; loss of our Chief Executive Officer or other key personnel; and financing, interest rate and concentrations of credit risk.  In addition, the Calumet acquisition is subject to conditions which must be satisfied before closing. We caution you not to place undue reliance on these forward-
looking statements, which speak only as of the date of this presentation, and we undertake no obligation to update this information.
Our production forecasts are dependent upon many assumptions, including estimates of production decline rates from existing wells and the outcome of future drilling activity. Also, our internal estimates of reserves, particularly those of the properties recently acquired or proposed to be acquired where we may have limited review of data or experience with the reserves, may be subject to revision and may be different from estimates by our external reservoir engineers at year-end.
Although we believe the expectations and forecasts reflected in these and other forward-looking statements are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.

2 2
$510 million Purchase Price
$1.57 / Mcfe Acquisition Cost
Expected 4
th
Quarter close
Reserves
309 Bcfe total proved reserves
58% Proved developed producing
93% Crude oil
92% on operated properties
Significant EOR upside
Calumet Oil Company acquisition summary
Calumet Oil Company acquisition summary

3 3
Transaction benefits to Chaparral
Transaction benefits to Chaparral
Increases pro forma proved reserves by 47% to 952 Bcfe
Increases pro forma proved reserves by 47% to 952 Bcfe
Increases crude oil from 33% to 53% of proved reserves
Increases crude oil from 33% to 53% of proved reserves
Stable long-lived reserves at attractive acquisition cost
Stable long-lived reserves at attractive acquisition cost
of $1.57/mcfe for proved reserves
of $1.57/mcfe for proved reserves
Provides significant development and EOR upside
Provides significant development and EOR upside
Increases 2006 pro forma production by 32%
Increases 2006 pro forma production by 32%
Increases presence in the Mid-continent with excellent
Increases presence in the Mid-continent with excellent
geographic overlay on Chaparral’s existing properties
geographic overlay on Chaparral’s existing properties

Cimarron
Texas
Beaver
Harper
Woods
Alfalfa
Grant
Kay
Washington
Nowata
Craig
Ottawa
Osage
Woodward
Major
Garfield
Noble
Pawnee
Rogers
Mayes
Delaware
Ellis
Tulsa
Dewey
Blaine
Kingfisher
Logan
Payne
Creek
Wagoner
Cherokee
Adair
Roger Mills
Custer
Canadian
Oklahoma
Lincoln
Okmulgee
Muskogee
Okfuskee
Macintosh
Sequoyah
Beckham
Washita
Caddo
Cleveland
Seminole
Haskell
Grady
Pottawatomie
Hughes
Greer
Kiowa
McClain
Pittsburg
Latimer
Le Flore
Harmon
Jackson
Comanche
Garvin
Pontotoc
Coal
Stephens
Murray
Tillman
Pushmataha
Johnston
Atoka
Cotton
Carter
Jefferson
Choctaw
McCurtain
Marshall
Love
Bryan

Chaparral

4 4 Oklahoma property locations Oklahoma property locations Calumet & Chaparral properties Chaparral properties only Calumet properties only Excellent geographic overlay on existing properties

5 5
bcfe
bcfe
bcfe
48%
20%
12%
20%
952 Bcfe combined proved reserves
952 Bcfe combined proved reserves
195
Increases proved reserves by 47%
Calumet -
Undeveloped
114
Chaparral -
Undeveloped
186
Chaparral -
Developed
457
Calumet -
Developed
bcfe

6 6
Calumet
- Gas
13
Chaparral - Gas
432
Chaparral - Oil
211
Calumet - Oil
294
bcfe
bcfe
bcfe
bcfe
22%
31%
1%
46%
Oil increases from 33% to 53% of reserves
Oil increases from 33% to 53% of reserves
Internal proved reserves 3
rd
Qtr 2006

7 7
24%
2006 pro forma production Bcfe
2006 pro forma production Bcfe
42 bcfe
76%
2006E PF is 2006 estimated pro forma production assuming the Calumet acquisition occurred January 1, 2006
0
5
10
15
20
25
30
35
40
45
1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E
PF
CALUMET
CHAPARRAL

Reserves Bcfe

2005 Annual Production Mmcfed

Chaparral

8 8
Calumet reserve & production distribution
Calumet reserve & production distribution
Reserves Bcfe
Production Mmcfed
0
20
40
60
80
100
120
140
160
North
Burbank
Fox Deese South
Burbank
Sycamore Hewitt Sivells Bend Other
0
2
4
6
8
10
12
14
North
Burbank
Fox Deese South
Burbank
Sycamore Hewitt Sivells Bend Other

9 9
North Burbank Unit North Burbank Unit
Polymer enhanced oil recovery Polymer enhanced oil recovery
Return 400+ wells to production Return 400+ wells to production
CO2 enhanced oil recovery CO2 enhanced oil recovery
Horizontal infill drilling in tighter Bartlesville zone Horizontal infill drilling in tighter Bartlesville zone
Fox Deese Springer Unit Fox Deese Springer Unit
ID drilling to 5 acre spacing – 100+ wells
Four primary target zones Four primary target zones
CO2 enhanced oil recovery CO2 enhanced oil recovery
South Burbank Unit (same as NBU but smaller) South Burbank Unit (same as NBU but smaller)
Sycamore Unit Sycamore Unit
ID drilling ID drilling
CO2 enhanced oil recovery CO2 enhanced oil recovery
Hewitt (Exxon) Unit Hewitt (Exxon) Unit
ID drilling ID drilling
CO2 enhanced oil recovery CO2 enhanced oil recovery
Sivells Bend Unit Sivells Bend Unit
ID drilling ID drilling
Deep Ellenberger structure Deep Ellenberger structure
Major property upside
Major property upside

10 10 19 472 field & office employees 472 field & office employees Chaparral - Field 140 Calumet - Field 104 Chaparral - Office 209 Calumet - Office

11 11
Financial data -
Financial data -
1
1
st
half 2006 (unaudited)
half 2006 (unaudited)
Production - Oil (mbbl) 775
89%
846
33%
1,621
47%
- Gas (mmcf) 566
11%
10,481
67%
11,047
53%
Total production (mmcfe) 5,216
100%
15,557
100%
20,773
100%
REVENUE ($M)
$/mcfe $/mcfe $/mcfe
Oil & gas sales 54,293
$10.41
122,263
$7.86
176,556
$8.50
Hedge settlements (445)
($0.09)
(16,734)
($1.08)
(17,179)
($0.83)
Hedge ineffectiveness 10,055
$0.65
10,055
$0.48
Other income 489
$0.09
413
$0.03
902
$0.04
Total revenue 54,337
$10.41
115,997
$7.46
170,334
$8.20
OPERATING EXP ($M)
Production tax 3,840
$0.74
9,544
$0.61
13,384
$0.64
Lease operating 16,586
$3.18
31,231
$2.01
47,817
$2.30
General & administrative 1,274
$0.24
6,655
$0.43
7,929
$0.38
Total operating exp 21,700
$4.16
47,430
$3.05
69,130
$3.33
CAPITAL EXPENDITURES ($M) 4,628 103,334 107,962
Calumet Chaparral Proforma

12 12
Financing plan
Financing plan
Financing of $510 million purchase price
$102 million from private equity sale to Chesapeake
$408 million from senior secured credit facility
Assuring adequate short-term liquidity
Increase senior secured credit facility from $250 million to $750 million
($625 million conforming)
Rebalancing debt and equity
Reduce senior secured credit facility with future bond debt and/or equity proceeds
Set capital expenditure budget for development at levels approximating discretionary cash flow

13 13
0%
10%
20%
30%
40%
50%
60%
70%
80%
Qtr4'06 2007 2008 2009 2010 2011
Gas Oil
Active hedging program for downside insurance
Active hedging program for downside insurance
48% of PDP oil production
48% of PDP oil production
hedged through 2011 at
hedged through 2011 at
average price of $62.27
average price of $62.27
30% of PDP gas production
30% of PDP gas production
hedged through 2008 at
hedged through 2008 at
average price of $8.00
average price of $8.00
46% of Calumet PDP oil
46% of Calumet PDP oil
production 2008-2011 covered
production 2008-2011 covered
by Swaption
by Swaption
with average
with average
strike price of $61.95 expiring
strike price of $61.95 expiring
November 3, 2006
November 3, 2006
14% of PDP gas production
14% of PDP gas production
basis-hedged through June
basis-hedged through June
2009 at average price of $0.93
2009 at average price of $0.93
Note: Dollars represent avg strike price of hedges.  Includes Swaption on Calumet oil production.
$55.95
$58.25
$66.97
$8.04
$7.74
$8.92
$65.64
$63.79
$62.23
Hedged percent of combined PDP production as of September 22, 2006